EXHIBIT 10.4
Execution Version

ENVIVA MANAGEMENT COMPANY, LLC

July 1, 2020
Enviva Partners, LP
7200 Wisconsin Avenue, Suite 1000
Bethesda, MD 20814
Attn: General Counsel
Facsimile No.: (240) 482-3774
email: william.schmidt@envivabiomass.com

Re: Waiver of Payment Amount
Ladies and Gentlemen:
Reference is made to the Management Services Agreement dated April 9, 2015 (the “Agreement”) by and among Enviva Partners, LP, a Delaware limited partnership, Enviva Partners GP, LLC, a Delaware limited liability company, Enviva, LP, a Delaware limited partnership, Enviva GP, LLC, a Delaware limited liability company, Enviva Pellets Ahoskie, LLC, a Delaware limited liability company, Enviva Pellets Amory, LLC, a Delaware limited liability company, Enviva Pellets Northampton, LLC, a Delaware limited liability company, Enviva Pellets Cottondale, LLC, a Delaware limited liability company, Enviva Port of Chesapeake, LLC, a Delaware limited liability company, Enviva Energy Services, LLC, a Delaware limited liability company, Enviva Pellets Sampson, LLC, a Delaware limited liability company, Enviva Pellets Southampton, LLC, a Delaware limited liability company, Enviva Port of Panama City, LLC, a Delaware limited liability company, Enviva Port of Wilmington, LLC, a Delaware limited liability company, and Enviva Management Company, LLC, a Delaware limited liability company (collectively, the “Parties”). Capitalized terms used and not defined herein shall have the meaning assigned thereto in the Agreement.
The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $9,000,000.00 payable with respect to the calendar quarter beginning July 1, 2020.
The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $9,000,000.00 payable with respect to the calendar quarter beginning October 1, 2020.
The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $8,000,000.00 payable with respect to the calendar quarter beginning January 1, 2021.

US 7108557

The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $5,000,000.00 payable with respect to the calendar quarter beginning April 1, 2021.
The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $3,000,000.00 payable with respect to the calendar quarter beginning July 1, 2021.
The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $3,000,000.00 payable with respect to the calendar quarter beginning October 1, 2021.
The Parties agree, with respect to each calendar month beginning with (and including) the calendar month beginning January 1, 2022 through (but excluding) the first calendar month in 2022 in which the Greenwood Plant produces at least 50,000 MT of wood pellets (the “Support Period”), to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in an amount equal to the Support Payment for each calendar month during the Support Period in which the Support Threshold is not met. The waiver of obligations under this paragraph shall terminate and be of no further force or effect following the earlier of (i) the first calendar month in 2021 or 2022 in which the Greenwood Plant produces at least 50,000 MT of wood pellets and (ii) December 31, 2022. Enviva Management Company, LLC will include in the invoices provided to Enviva Partners GP, LLC in accordance with Section 4.02 of the Agreement, the Production Shortfall, if any, and corresponding Support Payment, if any, for the calendar month(s) to which such invoice relates.
The following terms used in this letter agreement have the following meanings:
(i)“Actual Production” means, with respect to a calendar month, the amount (in MT) of wood pellets produced by the Greenwood Plant during such calendar month.
(ii)“Greenwood Plant” means the wood pellet production plant in Greenwood, South Carolina.
(iii)“MT” means metric tons.
(iv)“Production Shortfall” means the lesser of (a) the Support Threshold minus Actual Production or (b) the Shortfall Cap; provided, however, that the Production Shortfall cannot be less than zero.
(v)“Production Shortfall Percentage” means the Production Shortfall divided by the Shortfall Cap.
(vi)“Shortfall Cap” means 11,667 MT.
(vii)“Sponsor Support Monthly Basis” means $1,500,000.

(viii)“Support Payment” means the Production Shortfall Percentage multiplied by the Sponsor Support Monthly Basis.
(ix)“Support Threshold” means the lesser of (a) the forecasted production MT set forth on Exhibit A or (b) 50,000 MT.
For the avoidance of doubt, the waiver of Enviva Partners GP, LLC’s obligation to pay the applicable portion of the Payment Amount is not a deferral of such payment obligation and such amounts will never become due and payable.
[The remainder of this page has been left blank intentionally. The signature page follows.]

This letter agreement shall be effective as of the date first written above.

Sincerely yours,

             ENVIVA MANAGEMENT COMPANY, LLC

             By: /s/ WILLIAM H. SCHMIDT, JR.
Name: William H. Schmidt, Jr.
Title:   Executive Vice President, Corporate
Development and General Counsel

Acknowledged and agreed:

ENVIVA PARTNERS, LP
By: Enviva Partners GP, LLC, as its sole general partner

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA PARTNERS GP, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

Signature Page to Letter Agreement

ENVIVA, LP
By: Enviva GP, LLC, as its sole general partner

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA GP, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS AHOSKIE, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS AMORY, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS NORTHAMPTON, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

Signature Page to Letter Agreement

ENVIVA PELLETS COTTONDALE, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA PORT OF CHESAPEAKE, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA ENERGY SERVICES, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS SAMPSON, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS SOUTHAMPTON, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

Signature Page to Letter Agreement

ENVIVA PORT OF PANAMA CITY, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

ENVIVA PORT OF WILMINGTON, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:   Executive Vice President and Chief
Financial Officer

Signature Page to Letter Agreement

Exhibit A

Forecasted Production

[Certain information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.]